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                                                                     Rule 497(d)
                                                              File No. 333-35488

 Supplement dated February 28, 2001 to the Prospectus dated May 3, 2000

                        Nuveen Unit Trusts, Series 94
           Nuveen Nasdaq-100 Growth and Treasury Portfolio, May 2000

The maximum transactional sales charge for the Portfolio is a fixed dollar amount of $0.45 per Unit. The maximum transactional sales charge is reduced in accordance with the schedule provided in the Prospectus. The maximum dealer concession for the Portfolio is a fixed dollar amount of $0.35 per Unit, and is reduced in accordance with the schedule provided in the Prospectus. Previously, the maximum transactional sales charge provided in the Prospectus could not exceed 5.50% of the Public Offering Price, and the maximum dealer concession could not exceed 4.279% of the Public Offering Price. Notwithstanding anything to the contrary in the Prospectus or any previous supplements, the maximum transactional sales charge (not including the Creation and Development Fee) may not exceed 6.50% of the Public Offering Price, and the maximum dealer concession may not exceed 5.05% of the Public Offering Price.

    This supplement shall serve to replace all previous supplements to the
                                  Prospectus.

                        Please Retain for Your Records.